OPERATING LEASES	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
OPERATING LEASES
OPERATING LEASES

Rental income

The minimum contractual future revenues to be received on time charters as of December 31, 2015, were as follows:

Year ending December 31, (in thousands of $)	Total
2016	438,377
2017	438,044
2018	319,264
2019	253,705
2020	225,372
2021 and thereafter	682,807
Total	2,357,569	(1)
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(1) This includes revenues from Golar relating to the Option Agreement entered into in connection with the acquisition of the Golar Grand in November 2012. Prior to February 2015, the Golar Grand operated under a time charter with BG Group which was not extended beyond its initial term and expired in February 2015. In February 2015, we exercised our option requiring Golar to charter in the vessel until October 2017 at approximately 75% of the hire rate paid by BG Group.

Minimum lease revenues are calculated based on certain assumptions such as those relating to expected off-hire days and, for those days on-hire, estimates of the operating component of the charter rate (where applicable) which includes assumptions as to forecast foreign currency rates, changes in the specified consumer price index, amongst others. For those charters containing provisions for reimbursement for drydocking expenditure, these revenues have not been reflected in minimum lease revenues above.

PTNR has the right to purchase the NR Satu at any time after the first anniversary of the commencement date of its charter at a price that must be agreed upon between us and PTNR. We have assumed that this option will not be exercised. Accordingly, the minimum lease revenues set out above include revenues arising within the option period.

The time charter with KNPC for the Golar Igloo is for five nine month regasification seasons. Every year KNPC has the option to extend the regasification season. In addition, KNPC has the option to extend the charter by one regasification season. The minimum contractual future revenues above assumes that both these options will not be exercised.

Jordan has the option, for a termination fee, to terminate the charter after the fifth anniversary of the delivery date of the Golar Eskimo. The minimum contractual future revenues above assumes that this option will not be exercised.

The cost and accumulated depreciation of vessels leased to charterers at December 31, 2015 and 2014 were $2,431.7 million and $2,121.0 million; and $584.4 million and $497.5 million, respectively. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.